Flagstar Bank, N.A.

102 Duffy Avenue, Hicksville, NY 11801 ● Phone: (516) 683-4420 ● flagstar.com

NEWS RELEASE

FOR IMMEDIATE RELEASE

Investor Contact:
Salvatore J. DiMartino
(516) 683-4286

Media Contact:
Jessica Torchia
(248) 312-6451

FLAGSTAR BANK, N.A. ANNOUNCES $250 MILLION SHARE REPURCHASE PROGRAM

Board of Directors Authorizes Repurchase of Up to $250 Million of Outstanding Common Stock, Reflecting the Bank's Strong Capital Position and Commitment to Long-Term Shareholder Value

HICKSVILLE, N.Y., July 24, 2026 –Flagstar Bank, N.A. (NYSE: FLG) (the "Bank") today announced that its Board of Directors has authorized a common stock repurchase program under which the Bank may repurchase up to $250 million of its outstanding common stock over the next 12-month period.

Commenting on the repurchase program, Joseph M. Otting, Executive Chairman and Chief Executive Officer stated, "We are pleased to announce our stock buyback program, which reflects the meaningful progress we have made in executing our strategic plan, the strength of the balance sheet, and Flagstar's long-term growth prospects. We have consistently maintained capital levels well above regulatory requirements, and we believe that returning capital to our shareholders through a share repurchase program represents a compelling and disciplined use of our excess capital at this time.

"We remain deeply committed to serving our customers and communities and we are confident that this program — alongside our continued investment in our people, products, systems, and technology — will deliver sustainable, long-term value for our shareholders."

Repurchases may be conducted through open-market purchases, which may include purchases under a trading plan adopted pursuant to Securities and Exchange Commission Rule 10b5-1, or through privately negotiated transactions. The timing and exact amount of any share repurchases will be subject to a variety of factors, including the availability of stock for repurchases, the Bank's capital position and financial performance, regulatory considerations, and general market conditions. The share repurchase program does not obligate the Bank to acquire any specific number of shares and may be modified, suspended, or discontinued at any time without prior notice. Any future stock repurchase programs would be subject to the approval of the Board of Directors and other various factors, including the Bank’s liquidity, capital position and financial performance, accounting and regulatory considerations , and general market conditions. Flagstar Bank, N.A. Flagstar Bank, N.A. is one of the largest regional banks in the country and is headquartered in Hicksville, New York. At June 30, 2026, the Bank had $87. 7 billion of assets, $6 1.2 billion of loans, deposits of $67.5 billion, and total stockholders' equity of $8. 1 billion. Flagstar Bank, N.A. operates approximately 340 locations across nine states, with strong footholds in the greater New York/New Jersey metropolitan region and in the upper Midwest, along with a significant presence in fast -growing markets in Flori da and the West Coast. Cautionary Statements Regarding Forward -Looking Language This press release may include forward ‐looking statements by us and our authorized officers pertaining to such matters as our goals, beliefs, intentions, and expectations regarding, among other things: (a) revenues, earnings, loan production, asset quality , liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (b) the future costs and benefits of the actions we may take; (c) our assessments of credit risk and probable losses on l oans and associated allowances and reserves; (d) our assessments of interest rate and other market risks; (e) our ability to achieve profitability goals within projected timeframes and to execute on our strategic plan, including the sufficiency of our inte rnal resources, procedures and systems; (f) our ability to execute our capital management strategies, including our ability to complete our current stock repurchase program and to implement future stock repurchase programs; (g ) our ability to attract, incentivize, and retain key personnel and the roles of key personnel; ( h) our ability to achieve our financial and other strategic goals, including those related to our recent holding company reorganization, which was completed in October 2025 (the "Reorganization"), our merger with Flagstar Bancorp, Inc., which was completed in December 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC -assisted transaction, which was completed in March 2023, and our ability to comply with the heightened regulatory standards with respect to governance an d risk management programs to which we are subject as a national bank with assets of $50 billion or more; ( i) the impact of the $1.05 billion capital raise we completed in March 2024; ( j) the conversion or exchange of shares of our preferred stock; ( k) the payment of dividends on shares of our capital stock, including adjustments to the amount of dividends payable on shares of our preferred stock; ( l) the dilution of existing equity holders associated with future equity awards and stock issuances; ( m) the effects of the reverse stock split we effected in July 2024; and (n) the impact of the 2024 sale of our mortgage servicing operations, third party mortgage loan origination business, and mortgage warehouse business. Forward ‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” "confident," and other similar words and expressions, and are subject to numerous assu mptions, risks, and uncertainties, which change over time. Additionally, forward ‐looking statements speak only as of the date they are made; we do not assume any duty, and do not undertake, to update our forward ‐looking statements. Furthermore, because forward ‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical result s.

Our forward ‐looking statements are subject to, among others, the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in inter est rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves; changes in future allowance for credit losses, including changes required under relevant accounting and regulatory requirements; the ability to pay future dividends; the ability to implement future stock repurchase programs, which are subject to the approval of the Board of Directors and other various factors, including the Bank’s liquidity, capital position, and financial performance, accounting and regulatory conside rations, as well as general market conditions; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; our ability to achieve the anticipated benefits of the Reorganization; changes in our Board of Directors and our executive management team; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; changes in competitive pressures among financial institutions or from non ‐financial institutions; changes in legislation, regulations, and policies; changes relating to rent regulation and housing, including recent legislative action in New York City to freeze rents on certain rent -regulated properties; the impacts of tariffs, sanctions and other trade policies of the United States and its global trading counterparts; the outcome of federal, state, and local elections and the resulting economic and other impact on the areas in which we conduct business; t he impact of changing political conditions or federal government shutdowns; the imposition of restrictions on our operations by bank regulators; the outcome of pending or threatened litigation, or of investigations or any other matters before regulatory ag encies, whether currently existing or commencing in the future; our ability to comply with heightened regulatory standards with respect to governance and risk management programs to which we are subject as a national bank with assets of $50 billion or more ; the restructuring of our mortgage business; our ability to achieve anticipated cost savings and enhanced efficiencies with respect to our balance sheet and expense reduction strategies; the impact of failures or disruptions in or breaches of our operational or security systems, data or infrastructure, or those of third pa rties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, civil unrest, international military conflict, terrorism or other geopolitical events; and a variety of other matters which, by their nature , are subject to significant uncertainties and/or are beyond our control. Our forward -looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed in December 2 022, and our acquisition of substantial portions of the former Signature Bank through an FDIC -assisted transaction, which was completed in March 2023: the possibility that the anticipated benefits of the transactions will not be realized when expected or a t all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management's attention from ongoin g business operations and opportunities; the possibility that we may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10 ‐K for the year ended December 31, 2025 , and in other reports we file with the Office of the Comptroller of the Currency (the “OCC”) and voluntarily file with the Securities and Exchange Commission (the “SEC”), and which are also available on our Investor Relations website . Our forward ‐ looking statements may also be subject to other risks and uncertainties, including those we may discuss in this news release, on our conference call, during investor presentations, or in our securities disclosure filings . All such files are accessible on our website at ir.flagstar.com , on the OCC's website at www.occ.gov , and on the SEC’s website at www.sec.gov.